--------------------------------------------------------------------------------
                                 SMITH BARNEY
                               AGGRESSIVE GROWTH
                                   FUND INC.
--------------------------------------------------------------------------------

             CLASSIC SERIES  |  ANNUAL REPORT  |  AUGUST 31, 2002


                              [LOGO] Smith Barney
                                     Mutual Funds
                Your Serious Money. Professionally Managed./SM/

       -----------------------------------------------------------------
         NOT  FDIC  INSURED . NOT  BANK  GUARANTEED . MAY  LOSE  VALUE
       -----------------------------------------------------------------

     RICHIE FREEMAN
       PORTFOLIO MANAGER

[PHOTO OF RICHIE FREEMAN]

 [GRAPHIC] Classic Series

 Annual Report . August 31, 2002

 SMITH BARNEY
 AGGRESSIVE GROWTH FUND

      RICHIE FREEMAN

      Richie Freeman has more than 27 years of securities business experience and has been managing the Fund since its inception in 1983.

      Education: BS from Brooklyn College, MBA from New York University

      FUND OBJECTIVE

      The Fund seeks capital appreciation. It seeks to achieve this objective by investing primarily in common stocks of companies that the manager believes are experiencing, or will experience, growth in earnings that exceeds the average rate of earnings growth of the companies which comprise the S&P 500 Index.

      FUND FACTS

      FUND INCEPTION
      -----------------
      October 24, 1983

      MANAGER INVESTMENT
      INDUSTRY EXPERIENCE
      -------------------
      27 Years

          CLASS A  CLASS B CLASS L
----------------------------------
NASDAQ     SHRAX    SAGBX   SAGCX
----------------------------------
INCEPTION 10/24/83 11/6/92 5/13/93
----------------------------------

Average Annual Total Returns as of August 31, 2002*

                                   Without Sales Charges/(1)/
                                   Class A  Class B  Class L
                  -------------------------------------------
                  One-Year         (31.95)% (32.50)% (32.45)%
                  -------------------------------------------
                  Five-Year         10.00     9.10     9.17
                  -------------------------------------------
                  Ten-Year          15.28      N/A      N/A
                  -------------------------------------------
                  Since Inception+  13.64    13.75    14.25
                  -------------------------------------------

                                    With Sales Charges/(2)/
                                   Class A  Class B  Class L
                  -------------------------------------------
                  One-Year         (35.35)% (35.88)% (33.79)%
                  -------------------------------------------
                  Five-Year          8.88     8.96     8.95
                  -------------------------------------------
                  Ten-Year          14.69      N/A      N/A
                  -------------------------------------------
                  Since Inception+  13.33    13.75    14.12
                  -------------------------------------------

/(1)/ Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSCs") with respect to Class B and L shares.

/(2)/ Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum sales charges of 5.00% and 1.00%, respectively; and Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from initial purchase. Thereafter, this CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

      All figures represent past performance and are not a guarantee of future results. The performance data represents past performance, including the investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

    * The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

    + Inception dates for Class A, B and L shares are October 24, 1983, November
      6, 1992 and May 13, 1993, respectively.


What's Inside

                    Your Investment in the Smith Barney
                     Aggressive Growth Fund............  1
                    Letter to Our Shareholders.........  2
                    Fund at a Glance...................  5
                    Historical Performance.............  6
                    Growth of $10,000..................  9
                    Schedule of Investments............ 10
                    Statement of Assets and Liabilities 13
                    Statement of Operations............ 14
                    Statements of Changes in Net Assets 15
                    Notes to Financial Statements...... 16
                    Financial Highlights............... 19
                    Independent Auditors' Report....... 22
                    Additional Information............. 23

[LOGO] Smith Barney
       Mutual Funds
Your Serious Money. Professionally Managed./SM/

 Investment Products: Not FDIC Insured . Not Bank Guaranteed . May Lose Value

          YOUR INVESTMENT IN THE SMITH BARNEY AGGRESSIVE GROWTH FUND

For over 18 years, the Smith Barney Aggressive Growth Fund has endeavored to deliver overall long-term growth by carefully scanning the investment landscape to find innovative companies in dynamic industries. Seasoned portfolio manager Richie Freeman looks for companies that exhibit three significant features:

[GRAPHIC]
Potential for Significant Earnings Growth
Richie seeks out dynamic businesses with the capability for strong growth. Many are currently found in expanding industries such as biotechnology and emerging technologies.

[GRAPHIC]
Dedicated and Effective Management
Richie looks to invest in those companies where managers have an ownership stake. In his view, a personal equity stake is an added motivation for management to do well.

[GRAPHIC]
Unrecognized Values
Richie's research approach is broad enough to include companies that may not be widely followed by Wall Street analysts. And while no guarantees can be given, Richie thinks this lack of coverage often creates pricing inefficiencies.

[GRAPHIC]
A Distinguished History of Managing Your Serious Money
Founded in 1873 and 1892, respectively, the firms of Charles D. Barney and Edward B. Smith were among the earliest providers of securities information, research and transactions. Merged in 1937, Smith Barney & Co. offered its clients a powerful, blue-chip investment capability able to provide timely information, advice and insightful asset management. Today, Citigroup Asset Management unites the distinguished history of Smith Barney & Co. with the global reach of its parent, Citigroup.

At Citigroup Asset Management, you gain access to blue-chip management delivered professionally. We are proud to offer you, the serious investor, a variety of managed solutions.



1 Smith Barney Aggressive Growth Fund Inc. | 2002 Annual Report to Shareholders

Dear Shareholder,

Enclosed herein is the annual report for the Smith Barney Aggressive Growth Fund Inc. ("Fund") for the year ended August 31, 2002. In this report, we summarize what we believe to be the period's prevailing economic and market conditions and outline our investment strategy. A detailed summary of the Fund's performance, an audited schedule of the Fund's investments at the close of the period and financial statements for the year ended August 31, 2002 can be found in the appropriate sections that follow. We hope you find this report to be useful and informative.

Special Notice to Shareholders
We are pleased to report that R. Jay Gerken, a managing director of Salomon Smith Barney Inc., has been elected Chairman, President and Chief Executive Officer of the Board of the Fund replacing Heath B. McLendon, who has been appointed chairman of Salomon Smith Barney Inc.'s new Equity Research Policy Committee. Previously, Jay managed the Smith Barney Growth and Income Fund for six years; developed and managed the Smith Barney Allocation Series Inc. from inception in 1996 through the end of 2001; and was responsible for the investment design and implementation of Citigroup Asset Management's college savings programs with the states of Illinois and Colorado.

Performance Review/1/
For the year ended August 31, 2002, the Fund's Class A shares returned negative 31.95%, without sales charges. In comparison, the Russell 2500 Growth Index/2/ and the Russell 3000 Growth Index/3/ returned negative 24.77% and negative 22.41%, respectively, for the same period.

Investment Strategy
The Fund seeks capital appreciation. It seeks to achieve this objective by investing primarily in common stocks of companies that the manager believes are experiencing, or will experience, growth in earnings that exceeds the average rate of earnings growth of the companies which comprise the S&P 500 Index/4/. The Fund may invest in the securities of large, well-known companies which offer prospects of long-term earnings growth. However, because higher earnings growth rates are often achieved by small to medium-sized companies, a significant portion of the Fund's assets are invested in the securities of such companies/5/.

Portfolio Manager Market Overview
In all likelihood, 2002 will go down as the third consecutive year of negative stock market returns. Three consecutive years of negative returns has occurred only twice before since the 1920's. When one places this market in historical context, the S&P 500 Index, at its low point in July, had declined nearly 48% from early 2000, a similar magnitude to the bear market of 1973-74. The Nasdaq Composite Index ("Nasdaq")/6/ from its year 2000 high to its summer 2002 nadir, declined over 75%, the third most severe decline ever recorded for a major U.S. market average. This was only exceeded by the decline in the Dow Jones Industrial Average/7/ during the Great Depression years of 1929-32.

--------
1 Effective July 25, 2002, the Fund changed its benchmark from the Russell 2500 Growth Index to the Russell 3000 Growth Index. Management views the Russell 3000 Growth Index as a more appropriate index reflecting more closely the current composition of the Fund's portfolio of securities. The Russell 3000 Growth Index is a broad based unmanaged index which measures the performance of the Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth. (A price-to-book ratio is the price of a stock compared to the difference between a company's assets and liabilities.)
2 The Russell 2500 Growth Index measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2500 Growth Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index. Please note that an investor cannot invest directly in an index.
3 The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth. Please note that an investor cannot invest directly in an index.
4 The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.
5 Investments in small- and medium-capitalization companies may involve a higher degree of risk and volatility than investments in larger, more established companies.
6 The Nasdaq is a market-value weighted index, which measures all securities listed on the NASDAQ stock market. Please note that an investor cannot invest directly in an index.
7 The Dow Jones Industrial Average is the price-weighted average of 30 actively traded blue-chip stocks traded on the New York Stock Exchange. Please note that an investor cannot invest directly in an index.

2 Smith Barney Aggressive Growth Fund Inc. | 2002 Annual Report to Shareholders

Perhaps the most unusual characteristic of the recent market decline, relative to historical trends, has been its seeming disagreement with a U.S. economy that in our view has shown signs of improvement. The critical question is whether the decline seen in the 2002 stock markets is foretelling a much more problematic future economic climate or whether the market weakness is reflecting certain other events. While earnings and interest rates are traditional drivers of valuation, we believe two other variables have entered investors' radar screens during the past year. The issues of national security, perhaps taken for granted by many prior to September 11, 2001, and growing skepticism regarding corporate accounting and governance, dominated the headlines during 2002. The threat of future terrorist acts, as well as the potential costs of the U.S. involvement in a Middle East war, seems to have tempered expectations for an economic recovery.

As well, a number of well-publicized accounting scandals have led investors to scrutinize earnings statements and balance sheets more closely. While some have felt that indictments and investigations of corporate America would serve to restore confidence, it appears to be having the opposite effect. The perception of widespread wrongdoings in certain industry groups has driven up the cost of capital for many companies and made it harder for some to obtain financing at reasonable rates. This comes at a time of historically low interest rates in the economy. In our opinion, the current level of distrust for corporate officials is quite reminiscent of the crisis of confidence in government that existed in 1974, following the Watergate hearings and subsequent resignation of President Nixon. It should be noted that the markets recovered quite dramatically following the bottom in 1974.

Throughout 2001 and 2002, the U.S. Federal Reserve Board ("Fed") kept an extremely accommodative monetary policy. It has been our experience that such monetary stimulus has traditionally had a positive impact on economic growth, often with a 9-12 month lag. Continued weakness in capital spending, especially for technology and telecommunications equipment, has muted the recovery from last year's recession.

Portfolio Manager Fund Overview
In the 19 years of the Fund's history, 2002 was clearly our most difficult year. In comparison, even though 2000 and 2001 were two very difficult years for the U.S. equity markets, we were still able to record what we believe were strong relative returns. However, 2002 proved to be even more difficult for the Fund and its returns for the period reflect the broad decline in the equity markets.

Several areas combined to negatively impact the Fund's results for the period. The Fund's largest area of concentration remained health care securities, primarily biotechnology companies. It was a particularly difficult period for this sector. The combination of a much-publicized scandal involving allegations of insider trading at ImClone Systems Inc. and earnings slippage by a number of other companies, including Genzyme Corp. -- General Division, have contributed to a compression in sector valuations. At the market lows in July, many biotechnology companies we consider "top-tier" were trading at historically low price-to-earnings ratios. Despite the sector's poor performance, we continue to view the long-term outlook for the biotechnology industry as outstanding. The past five years have witnessed breakthroughs in treatments for diseases such as lymphoma, breast cancer and rheumatoid arthritis. With potential treatments to fight other difficult diseases included in the developmental pipelines of Amgen Inc., Chiron Corp., Genzyme Corp. -- General Division and IDEC Pharmaceuticals Corp., we believe that the future remains bright.

Given the low prices at which many biotechnology companies currently trade, and a widespread lack of access to the capital markets, we expect to see more product licensing activity. We also expect to witness more consolidation in the biotech sector as companies look to augment their product pipelines. We think this may have a beneficial impact on group valuations if it results in higher stock prices for stocks of target companies and new sources of revenues for acquirors. In addition, we expect the Food and Drug Administration to act more quickly to approve drugs to treat life-threatening illnesses.

Another area that negatively impacted results was media-related equities. The industry was impacted by the alleged inappropriate activities at Adelphia Communications (the Fund has never owned shares of Adelphia) and a concomitant compression of sector valuations to near historic lows. Despite the poor group performance, we believe that the business and financial outlook for the Fund's cable television-related securities is quite bright. We think that increased cash flow from


3 Smith Barney Aggressive Growth Fund Inc. | 2002 Annual Report to Shareholders new services (i.e. cable modems, digital cable and video-on-demand) should drive cash flow for the next few years. We added to the Fund's holdings in Cablevision Systems Corp., Comcast Corp. and Liberty Media Corp. in the second half of the year.

One of our original investments, Tyco International Ltd., became a prominent casualty of a breakdown in corporate governance when the long standing CEO was forced to resign over personal sales tax evasion. In addition, he, along with the former CFO, were charged with using corporate funds for personal benefit without the knowledge and consent of Tyco's Board of Directors. Ed Breen, former president of Motorola, someone who is highly respected on Wall Street and in the business community, has replaced the deposed CEO. He has brought in several new executives including a CFO and has made high standards of corporate governance one of his main priorities to help restore credibility to the company. We believe that the entire Board of Directors will be replaced before the annual meeting scheduled for March and a number of prominent business people have already accepted nominations to the Board. While we were surprised and appalled at the alleged behavior of the two top former executives, we believe that Tyco's future prospects seem bright.

Portfolio Manager Market Outlook
Market bottoms historically have been made when news headlines were negative, investor pessimism was high, valuations were attractive, and excesses from a prior bull market were wrung out. We believe that a new bull market may emerge before the end of calendar year 2002. The stock market has made a major bottom in every off-presidential election year since 1962. We look for the fundamentals in the economy and, more specifically, earnings, to improve more dramatically by the middle of 2003, provided that an extended market rally begins before the end of 2002. Consumer confidence often has been strongly influenced by the action of the stock market. With substantial uncertainties still abounding, including our domestic security and a potential conflict in Iraq, we expect the market to remain quite volatile, but we will attempt to use these periods to buy stocks of companies whose outlooks we believe are quite solid and not being reflected in their share prices.

Portfolio Manager Fund Outlook
In this, the Fund's 20th year, we are committed to attempting to provide you with superior investment returns, much as you've grown to expect for the greater part of the Fund's existence. That said, 2002 has been exceedingly disappointing to us. We believe that to generate favorable results we need to own those businesses with strong management that will be able to generate strong relative earnings and cash flow. We believe that the future of the U.S. economy and equity markets is quite bright and we are hopeful that next year will be one in which the Fund once again enjoys strong relative returns.

Thank you for your investment in the Smith Barney Aggressive Growth Fund Inc. We look forward to continuing to help you meet your investment objectives.

Sincerely,

/s/ R. Jay Gerken       /s/ Richard A. Freeman
R. Jay Gerken           Richard A. Freeman
Chairman, President and Vice President and
Chief Executive Officer Investment Officer

September 21, 2002

The information provided in this letter represents the opinion of the portfolio manager and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed are those of the portfolio manager and may differ from those of other portfolio managers or of the firm as a whole. Furthermore, there is no assurance that certain securities will remain in or out of the Fund or that the percentage of the Fund's assets in various sectors will remain the same. Please refer to pages 10 through 12 for a list and percentage breakdown of the Fund's holdings. Also, please note that any discussion of the Fund's holdings, the Fund's performance, and the portfolio manager's views are as of August 31, 2002 and are subject to change.



4 Smith Barney Aggressive Growth Fund Inc. | 2002 Annual Report to Shareholders

       SMITH BARNEY AGGRESSIVE GROWTH FUND INC. at a Glance (unaudited)

 TOP TEN HOLDINGS+*

                  1. UnitedHealthcare Group Inc........... 9.4%
                  2. Forest Laboratories, Inc............. 6.2
                  3. Lehman Brothers Holdings Inc......... 6.1
                  4. Weatherford International Ltd........ 5.6
                  5. Chiron Corp.......................... 5.5
                  6. Amgen Inc............................ 5.5
                  7. IDEC Pharmaceuticals Corp............ 4.1
                  8. Comcast Corp., Class A Special Shares 4.0
                  9. Merrill Lynch & Co., Inc............. 3.4
                 10. Tyco International Ltd............... 3.0

                           INDUSTRY DIVERSIFICATION+*


                                    [CHART]


Biotechnology                     14.3%
Broadcasting/Cable                12.0%
Energy                             6.9%
Financial Services                15.5%
Healthcare - Miscellaneous         3.4%
Managed Healthcare Providers       9.4%
Multi-Industry                     3.0%
Pharmaceuticals                   16.4%
Semiconductors                     7.1%
Telecommunications                 4.9%
Other                              7.1%


                            INVESTMENT BREAKDOWN++*


                                    [CHART]

Repurchase Agreement               1.3%
Common Stock                      98.7%


+  As a percentage of total common stock.
++ As a percentage of total investments.
* All information is as of August 31, 2002. Please note that Fund holdings are subject to change.


5 Smith Barney Aggressive Growth Fund Inc. | 2002 Annual Report to Shareholders

 HISTORICAL PERFORMANCE -- CLASS A SHARES


                  Net Asset Value
                 -----------------
                 Beginning   End    Income   Capital Gain      Total
      Year Ended  of Year  of Year Dividends Distributions Returns/(1)(2)/
      --------------------------------------------------------------------
       8/31/02    $ 91.46  $ 62.24   $0.00       $0.00         (31.95)%
      --------------------------------------------------------------------
       8/31/01     110.53    91.46    0.00        0.00         (17.25)
      --------------------------------------------------------------------
       8/31/00      67.73   110.53    0.00        0.72          64.91
      --------------------------------------------------------------------
       8/31/99      33.78    67.73    0.00        0.88         104.42
      --------------------------------------------------------------------
       8/31/98      41.80    33.78    0.00        1.96         (15.16)
      --------------------------------------------------------------------
       8/31/97      28.76    41.80    0.00        0.81          49.11
      --------------------------------------------------------------------
       8/31/96      33.53    28.76    0.00        2.37          (7.44)
      --------------------------------------------------------------------
       8/31/95      26.76    33.53    0.00        1.37          31.95
      --------------------------------------------------------------------
       8/31/94      23.59    26.76    0.00        0.00          13.44
      --------------------------------------------------------------------
       8/31/93      18.94    23.59    0.00        0.00          24.55
      --------------------------------------------------------------------
       Total                         $0.00       $8.11
      --------------------------------------------------------------------

 HISTORICAL PERFORMANCE -- CLASS B SHARES

                       Net Asset Value
                      -----------------
                      Beginning   End    Income   Capital Gain      Total
Year Ended             of Year  of Year Dividends Distributions Returns/(1)(2)/
-------------------------------------------------------------------------------
8/31/02                $ 84.73  $ 57.19   $0.00       $0.00         (32.50)%
-------------------------------------------------------------------------------
8/31/01                 103.24    84.73    0.00        0.00         (17.93)
-------------------------------------------------------------------------------
8/31/00                  63.82   103.24    0.00        0.72          63.58
-------------------------------------------------------------------------------
8/31/99                  32.12    63.82    0.00        0.88         102.78
-------------------------------------------------------------------------------
8/31/98                  40.17    32.12    0.00        1.96         (15.90)
-------------------------------------------------------------------------------
8/31/97                  27.88    40.17    0.00        0.81          47.94
-------------------------------------------------------------------------------
8/31/96                  32.82    27.88    0.00        2.37          (8.16)
-------------------------------------------------------------------------------
8/31/95                  26.42    32.82    0.00        1.37          30.93
-------------------------------------------------------------------------------
8/31/94                  23.46    26.42    0.00        0.00          12.62
-------------------------------------------------------------------------------
Inception* -- 8/31/93    20.52    23.46    0.00        0.00          14.33+
-------------------------------------------------------------------------------
Total                                     $0.00       $8.11
-------------------------------------------------------------------------------



6 Smith Barney Aggressive Growth Fund Inc. | 2002 Annual Report to Shareholders

 HISTORICAL PERFORMANCE -- CLASS L SHARES


                       Net Asset Value
                      -----------------
                      Beginning   End    Income   Capital Gain      Total
Year Ended             of Year  of Year Dividends Distributions Returns/(1)(2)/
-------------------------------------------------------------------------------
8/31/02                $ 85.03  $ 57.44   $0.00       $0.00         (32.45)%
-------------------------------------------------------------------------------
8/31/01                 103.54    85.03    0.00        0.00         (17.88)
-------------------------------------------------------------------------------
8/31/00                  63.99   103.54    0.00        0.72          63.62
-------------------------------------------------------------------------------
8/31/99                  32.19    63.99    0.00        0.88         102.87
-------------------------------------------------------------------------------
8/31/98                  40.22    32.19    0.00        1.96         (15.80)
-------------------------------------------------------------------------------
8/31/97                  27.91    40.22    0.00        0.81          47.97
-------------------------------------------------------------------------------
8/31/96                  32.84    27.91    0.00        2.37          (8.12)
-------------------------------------------------------------------------------
8/31/95                  26.42    32.84    0.00        1.37          31.01
-------------------------------------------------------------------------------
8/31/94                  23.47    26.42    0.00        0.00          12.57
-------------------------------------------------------------------------------
Inception* -- 8/31/93    21.14    23.47    0.00        0.00          11.02+
-------------------------------------------------------------------------------
Total                                     $0.00       $8.11
-------------------------------------------------------------------------------

 HISTORICAL PERFORMANCE -- CLASS Y SHARES

                       Net Asset Value
                      -----------------
                      Beginning   End    Income   Capital Gain      Total
Year Ended             of Year  of Year Dividends Distributions Returns/(1)(2)/
-------------------------------------------------------------------------------
8/31/02                $ 93.38  $ 63.81   $0.00       $0.00         (31.67)%
-------------------------------------------------------------------------------
8/31/01                 112.46    93.38    0.00        0.00         (16.97)
-------------------------------------------------------------------------------
8/31/00                  68.69   112.46    0.00        0.72          65.42
-------------------------------------------------------------------------------
8/31/99                  34.13    68.69    0.00        0.88         105.15
-------------------------------------------------------------------------------
8/31/98                  42.07    34.13    0.00        1.96         (14.86)
-------------------------------------------------------------------------------
8/31/97                  28.84    42.07    0.00        0.81          49.64
-------------------------------------------------------------------------------
Inception* -- 8/31/96    31.86    28.84    0.00        2.37         (10.13)+++
-------------------------------------------------------------------------------
Total                                     $0.00       $6.74
-------------------------------------------------------------------------------

 HISTORICAL PERFORMANCE -- CLASS Z SHARES

                       Net Asset Value
                      -----------------
                      Beginning   End    Income   Capital Gain      Total
Year Ended             of Year  of Year Dividends Distributions Returns/(1)(2)/
-------------------------------------------------------------------------------
8/31/02                $ 94.67  $ 64.68   $0.00       $0.00         (31.68)%
-------------------------------------------------------------------------------
8/31/01                 114.01    94.67    0.00        0.00         (16.96)
-------------------------------------------------------------------------------
8/31/00                  69.63   114.01    0.00        0.72          65.42
-------------------------------------------------------------------------------
8/31/99                  34.58    69.63    0.00        0.88         105.20
-------------------------------------------------------------------------------
8/31/98                  42.60    34.58    0.00        1.96         (14.86)
-------------------------------------------------------------------------------
8/31/97                  29.20    42.60    0.00        0.81          49.61
-------------------------------------------------------------------------------
8/31/96                  33.88    29.20    0.00        2.37          (7.07)
-------------------------------------------------------------------------------
8/31/95                  26.94    33.88    0.00        1.37          32.38
-------------------------------------------------------------------------------
8/31/94                  23.67    26.94    0.00        0.00          13.81
-------------------------------------------------------------------------------
Inception* -- 8/31/93    20.52    23.67    0.00        0.00          15.35+
-------------------------------------------------------------------------------
Total                                     $0.00       $8.11
-------------------------------------------------------------------------------

It is the Fund's policy to distribute dividends and capital gains, if any, annually.

7 Smith Barney Aggressive Growth Fund Inc. | 2002 Annual Report to Shareholders

 AVERAGE ANNUAL TOTAL RETURNS/(2)/



                                    Without Sales Charges/(1)/
                           ------------------------------------------
                           Class A  Class B  Class L  Class Y  Class Z
-----------------------------------------------------------------------
Year Ended 8/31/02         (31.95)% (32.50)% (32.45)% (31.67)% (31.68)%
-----------------------------------------------------------------------
Five Years Ended 8/31/02    10.00     9.10     9.17    10.39    10.39
-----------------------------------------------------------------------
Ten Years Ended 8/31/02     15.28      N/A      N/A      N/A      N/A
-----------------------------------------------------------------------
Inception* through 8/31/02  13.64    13.75    14.25    12.75    15.05
-----------------------------------------------------------------------

                                     With Sales Charges/(3)/
                           ------------------------------------------
                           Class A  Class B  Class L  Class Y  Class Z
-----------------------------------------------------------------------
Year Ended 8/31/02         (35.35)% (35.88)% (33.79)% (31.67)% (31.68)%
-----------------------------------------------------------------------
Five Years Ended 8/31/02     8.88     8.96     8.95    10.39    10.39
-----------------------------------------------------------------------
Ten Years Ended 8/31/02     14.69      N/A      N/A      N/A      N/A
-----------------------------------------------------------------------
Inception* through 8/31/02  13.33    13.75    14.12    12.75    15.05
-----------------------------------------------------------------------

 CUMULATIVE TOTAL RETURNS/(2)/

                                     Without Sales Charges/(1)/
---------------------------------------------------------------
Class A (8/31/92 through 8/31/02)             314.43%
---------------------------------------------------------------
Class B (Inception* through 8/31/02)          254.11
---------------------------------------------------------------
Class L (Inception* through 8/31/02)          245.15
---------------------------------------------------------------
Class Y (Inception* through 8/31/02)          120.49++
---------------------------------------------------------------
Class Z (Inception* through 8/31/02)          296.14
---------------------------------------------------------------

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2) The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(3) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 5.00% and 1.00%, respectively; and Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase. Thereafter, the CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC which applies if shares are redeemed within the first year of purchase.
* Inception dates for Class A, B, L, Y and Z shares are October 24, 1983, November 6, 1992, May 13, 1993, October 12, 1995 and November 6, 1992, respectively.
+ Total return is not annualized, as it may not be representative of the total return for the year.
++ Performance calculations for Class Y shares use January 31, 1996 as the inception date since all Class Y shares were redeemed during November 1995 and new shares in Class Y were not purchased until January 31, 1996.


8 Smith Barney Aggressive Growth Fund Inc. | 2002 Annual Report to Shareholders

 HISTORICAL PERFORMANCE (UNAUDITED)


Growth of $10,000 Invested in Class A Shares of the Smith Barney Aggressive Growth Fund Inc. vs. Russell 2500 Growth Index and Russell 3000 Growth Index+
--------------------------------------------------------------------------------
                          August 1992 -- August 2002

                                    [CHART]

           Smith Barney
            Aggressive        Russell 2500        Russell 3000
           Growth Fund Inc.   Growth Index++      Growth Index++
           ----------------   --------------      --------------
8/1992        $9,498             $10,000             $10,000
8/1993        11,830              12,984              10,932
8/1994        13,420              13,750              11,615
8/1995        17,708              16,766              14,498
8/1996        16,391              18,962              17,021
8/1997        24,441              24,942              23,395
8/1998        20,737              20,737              24,483
8/1999        42,390              27,455              36,228
8/2000        69,907              42,864              48,494
8/2001        57,846              27,152              26,861
8/2002        39,365              20,426              20,841


+ Hypothetical illustration of $10,000 invested in Class A shares on August 31, 1992, assuming deduction of the maximum 5.00% sales charge at the time of investment and reinvestment of dividends and capital gains, if any, at net asset value through August 31, 2002. The Russell 2500 Growth Index measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Indexes are unmanaged and is not subject to the same management and trading expenses as a mutual fund. An investor may not invest directly in an index. The performance of the Fund's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

   All figures represent past performance and are not a guarantee of future results. The performance data represents past performance and the investment return, including principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

++ Effective July 25, 2002, the Fund changed its benchmark from the Russell 2500
   Growth Index to the Russell 3000 Growth Index. Management views the Russell 3000 Growth Index as a more appropriate index, reflecting the current composition of the Fund's portfolio of securities.


9 Smith Barney Aggressive Growth Fund Inc. | 2002 Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS                                         AUGUST 31, 2002



  SHARES                      SECURITY                        VALUE
------------------------------------------------------------------------
COMMON STOCK -- 98.7%
Biotechnology -- 14.1%
  5,700,000 Amgen Inc.*                                   $  256,671,000
  6,800,000 Chiron Corp.*                                    257,652,000
    266,000 Genentech, Inc.*                                   8,722,140
    606,173 Genzyme Corp. -- Biosurgery Division*              1,727,593
  5,700,000 Genzyme Corp. -- General Division*               117,876,000
    124,257 Genzyme Corp. -- Molecular Oncology Division*        216,207
  2,007,100 ImClone Systems Inc.*                             16,658,930
  1,050,000 Isis Pharmaceuticals, Inc.*                       10,626,000
    750,000 Nanogen, Inc.*                                     1,620,000
------------------------------------------------------------------------
                                                             671,769,870
------------------------------------------------------------------------
Broadcasting/Cable -- 11.8%
  7,700,000 AOL Time Warner Inc.*                             97,405,000
  7,700,000 Cablevision Systems Corp., Class A Shares*        73,381,000
    100,000 Comcast Corp., Class A Shares*                     2,456,000
  7,900,000 Comcast Corp., Class A Special Shares*           188,257,000
 14,500,000 Liberty Media Corp., Class A Shares*             121,220,000
  1,736,000 Viacom Inc., Class B Shares*                      70,655,200
  1,100,000 World Wrestling Entertainment, Inc.*              10,670,000
------------------------------------------------------------------------
                                                             564,044,200
------------------------------------------------------------------------
Business Services -- 0.0%
    200,000 Source Interlink Cos., Inc.*                       1,250,000
------------------------------------------------------------------------
Computer Hardware -- 1.0%
  8,595,000 Maxtor Corp.*                                     31,887,450
  6,000,000 Quantum Corp.*                                    17,700,000
------------------------------------------------------------------------
                                                              49,587,450
------------------------------------------------------------------------
Computer Software/Internet -- 0.5%
    340,400 Microsoft Corp.*                                  16,706,832
    785,500 RSA Security Inc.*                                 1,853,780
    650,000 Verity, Inc.*                                      7,085,000
------------------------------------------------------------------------
                                                              25,645,612
------------------------------------------------------------------------
Diversified Technology -- 0.4%
    350,000 Drexler Technology Corp.*                          5,638,500
    689,000 Excel Technology, Inc.*                           15,702,310
------------------------------------------------------------------------
                                                              21,340,810
------------------------------------------------------------------------
Drug Delivery/Testing -- 0.5%
    200,000 Albany Molecular Research, Inc.*                   3,922,000
  1,550,000 Alkermes, Inc.*                                   12,725,500
    599,500 AP Pharma, Inc.*                                     899,250
  1,815,000 Cygnus, Inc.*                                      2,668,050
    200,000 Tularik Inc.*                                      1,400,000
------------------------------------------------------------------------
                                                              21,614,800
------------------------------------------------------------------------
Electronics - Military -- 2.4%
  2,200,000 L-3 Communications Holdings, Inc.*               111,958,000
------------------------------------------------------------------------


                      See Notes to Financial Statements.



10 Smith Barney Aggressive Growth Fund Inc. | 2002 Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS (CONTINUED)                             AUGUST 31, 2002



  SHARES                SECURITY                  VALUE
------------------------------------------------------------
Energy -- 6.8%
  1,447,500 Core Laboratories N.V.*           $   14,706,600
  5,099,700 Grant Prideco, Inc.*                  50,028,057
  6,400,000 Weatherford International Ltd.*      261,376,000
------------------------------------------------------------
                                                 326,110,657
------------------------------------------------------------
Financial Services -- 15.3%
  3,000,000 Astoria Financial Corp.              100,440,000
    897,100 CIT Group Inc.*                       19,511,925
     30,000 The Goldman Sachs Group, Inc.          2,319,000
  5,000,000 Lehman Brothers Holdings Inc.        285,050,000
  4,400,000 Merrill Lynch & Co., Inc.            159,368,000
  3,500,000 Neuberger Berman Inc.                110,635,000
  2,330,000 Roslyn Bancorp, Inc.                  51,889,100
------------------------------------------------------------
                                                 729,213,025
------------------------------------------------------------
Healthcare - Miscellaneous -- 3.4%
    964,400 Biosite Inc.*                         19,249,424
     87,500 Cytyc Corp.*                             861,000
    400,000 IGEN International, Inc.*             12,860,000
    870,000 IMPATH Inc.*                          10,701,000
  2,156,000 Johnson & Johnson                    117,092,360
------------------------------------------------------------
                                                 160,763,784
------------------------------------------------------------
Managed Healthcare Providers -- 9.3%
  5,000,000 UnitedHealth Group Inc.              441,750,000
------------------------------------------------------------
Miscellaneous -- 2.0%
  4,000,000 Nasdaq-100 Index Tracking Stock*      93,960,000
------------------------------------------------------------
Multi-Industry -- 3.0%
  9,000,000 Tyco International Ltd.              141,210,000
------------------------------------------------------------
Pharmaceuticals -- 16.2%
  4,000,000 Forest Laboratories, Inc.*           292,000,000
  3,600,000 ICN Pharmaceuticals, Inc.             36,576,000
  4,800,000 IDEC Pharmaceuticals Corp.*          192,864,000
  3,450,000 King Pharmaceuticals, Inc.*           73,519,500
  6,040,000 Millennium Pharmaceuticals, Inc.*     74,050,400
    880,000 Nabi Biopharmaceuticals*               4,620,000
    362,400 Pfizer Inc.                           11,988,192
    289,931 Pharmacia Corp.                       12,669,985
  2,100,000 SICOR Inc.*                           34,125,000
  1,900,000 Vertex Pharmaceuticals Inc.*          37,810,000
------------------------------------------------------------
                                                 770,223,077
------------------------------------------------------------
Retail -- 0.1%
    431,000 Charming Shoppes, Inc.*                2,956,660
------------------------------------------------------------
Semiconductors -- 7.0%
  1,090,000 Cabot Microelectronics Corp.*         46,270,500
  3,520,000 Cirrus Logic, Inc.*                   13,904,000
    500,000 Cree, Inc.*                            6,880,000
    950,000 DSP Group, Inc.*                      17,252,000
  3,280,000 Intel Corp.                           54,677,600


                      See Notes to Financial Statements.



11 Smith Barney Aggressive Growth Fund Inc. | 2002 Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS (CONTINUED)                             AUGUST 31, 2002



  SHARES                                                SECURITY                                                 VALUE
---------------------------------------------------------------------------------------------------------------------------
Semiconductors -- 7.0% (continued)
  6,600,000 Micron Technology, Inc.*                                                                         $  113,850,000
  4,000,000 RF Micro Devices, Inc.*                                                                              26,760,000
  1,000,000 SanDisk Corp.*                                                                                       16,210,000
    630,000 Standard Microsystems Corp.*                                                                         12,215,700
  2,103,640 Teradyne, Inc.*                                                                                      26,611,046
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                334,630,846
---------------------------------------------------------------------------------------------------------------------------
Telecommunications -- 4.9%
  4,000,000 AT&T Corp.                                                                                           48,880,000
  8,750,000 AT&T Wireless Services Inc.*                                                                         43,225,000
  3,000,000 C-COR.net Corp.*                                                                                     14,310,000
  6,400,000 Motorola, Inc.                                                                                       76,800,000
    675,072 Nokia Oyj                                                                                             8,972,163
  2,824,928 Nokia Oyj -- Sponsored ADR                                                                           37,543,293
    500,000 Proxim Corp.*                                                                                         1,195,000
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                230,925,456
---------------------------------------------------------------------------------------------------------------------------
            TOTAL COMMON STOCK
            (Cost -- $5,374,546,354)                                                                          4,698,954,247
---------------------------------------------------------------------------------------------------------------------------

   FACE
  AMOUNT                                                SECURITY                                                 VALUE
---------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 1.3%
$60,739,000 Morgan Stanley, 1.800% due 9/3/02; Proceeds at maturity -- $60,751,148; (Fully collateralized by
              U.S. Treasury Strips and Notes due 11/15/02 to 5/15/30; Market value -- $62,561,298)
              (Cost -- $60,739,000)                                                                              60,739,000
---------------------------------------------------------------------------------------------------------------------------
            TOTAL INVESTMENTS -- 100%
            (Cost -- $5,435,285,354**)                                                                       $4,759,693,247
---------------------------------------------------------------------------------------------------------------------------

*  Non-income producing security.
** Aggregate cost for Federal income tax purposes is substantially the same.



                      See Notes to Financial Statements.



12 Smith Barney Aggressive Growth Fund Inc. | 2002 Annual Report to Shareholders

 STATEMENT OF ASSETS AND LIABILITIES                             AUGUST 31, 2002


  ASSETS:
     Investments, at value (Cost -- $5,435,285,354)            $4,759,693,247
     Cash                                                                 236
     Receivable for Fund shares sold                               11,588,839
     Dividends and interest receivable                              1,925,316
  ---------------------------------------------------------------------------
     Total Assets                                               4,773,207,638
  ---------------------------------------------------------------------------
  LIABILITIES:
     Payable for Fund shares purchased                              3,367,787
     Investment advisory fee payable                                2,414,510
     Distribution fees payable                                      1,327,727
     Administration fee payable                                       804,675
     Accrued expenses                                               1,135,254
  ---------------------------------------------------------------------------
     Total Liabilities                                              9,049,953
  ---------------------------------------------------------------------------
  Total Net Assets                                             $4,764,157,685
  ---------------------------------------------------------------------------
  NET ASSETS:
     Par value of capital shares                               $      799,077
     Capital paid in excess of par value                        5,494,753,552
     Accumulated net investment loss                                   (3,199)
     Accumulated net realized loss from security transactions
       and foreign currencies                                     (55,799,638)
     Net unrealized depreciation of investments                  (675,592,107)
  ---------------------------------------------------------------------------
  Total Net Assets                                             $4,764,157,685
  ---------------------------------------------------------------------------
  Shares Outstanding:
     Class A                                                       26,326,343
     ------------------------------------------------------------------------
     Class B                                                       26,963,554
     ------------------------------------------------------------------------
     Class L                                                       18,741,649
     ------------------------------------------------------------------------
     Class Y                                                        2,791,782
     ------------------------------------------------------------------------
     Class Z                                                        5,084,394
     ------------------------------------------------------------------------
  Net Asset Value:
     Class A (and redemption price)                                    $62.24
     ------------------------------------------------------------------------
     Class B *                                                         $57.19
     ------------------------------------------------------------------------
     Class L **                                                        $57.44
     ------------------------------------------------------------------------
     Class Y (and redemption price)                                    $63.81
     ------------------------------------------------------------------------
     Class Z (and redemption price)                                    $64.68
     ------------------------------------------------------------------------
  Maximum Public Offering Price Per Share:
     Class A (net asset value plus 5.26% of net asset value
       per share)                                                      $65.51
     ------------------------------------------------------------------------
     Class L (net asset value plus 1.01% of net asset value
       per share)                                                      $58.02
  ---------------------------------------------------------------------------
 * Redemption price is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed within one year from initial purchase (See Note 2).
** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.


                      See Notes to Financial Statements.


13 Smith Barney Aggressive Growth Fund Inc. | 2002 Annual Report to Shareholders

 STATEMENT OF OPERATIONS                      FOR THE YEAR ENDED AUGUST 31, 2002


INVESTMENT INCOME:
   Dividends                                                             $    14,280,719
   Interest                                                                    5,301,999
   Less: Foreign withholding tax                                                (124,263)
----------------------------------------------------------------------------------------
   Total Investment Income                                                    19,458,455
----------------------------------------------------------------------------------------
EXPENSES:
   Distribution fees (Note 2)                                                 37,021,686
   Investment advisory fee (Note 2)                                           35,274,611
   Administration fee (Note 2)                                                11,758,204
   Shareholder and system servicing fees                                       8,399,127
   Registration fees                                                             392,552
   Custody                                                                       312,887
   Shareholder communications                                                    277,588
   Audit and legal                                                                65,791
   Directors' fees                                                                57,330
   Other                                                                          26,056
----------------------------------------------------------------------------------------
   Total Expenses                                                             93,585,832
----------------------------------------------------------------------------------------
Net Investment Loss                                                          (74,127,377)
----------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREGN CURRENCIES (NOTE 3):
   Realized Gain (Loss) From:
     Security transactions                                                   (13,539,167)
     Foreign currency transactions                                                 1,162
----------------------------------------------------------------------------------------
   Net Realized Loss                                                         (13,538,005)
----------------------------------------------------------------------------------------
   Change in Net Unrealized Appreciation (Depreciation) of Investments:
     Beginning of year                                                     1,522,582,676
     End of year                                                            (675,592,107)
----------------------------------------------------------------------------------------
   Increase in Net Unrealized Depreciation                                (2,198,174,783)
----------------------------------------------------------------------------------------
Net Loss on Investments                                                   (2,211,712,788)
----------------------------------------------------------------------------------------
Decrease in Net Assets From Operations                                   $(2,285,840,165)
----------------------------------------------------------------------------------------


                      See Notes to Financial Statements.


14 Smith Barney Aggressive Growth Fund Inc. | 2002 Annual Report to Shareholders

 STATEMENTS OF CHANGES IN NET ASSETS              FOR THE YEARS ENDED AUGUST 31,



                                                         2002             2001
------------------------------------------------------------------------------------
OPERATIONS:
   Net investment loss                             $   (74,127,377) $   (60,471,936)
   Net realized loss                                   (13,538,005)     (35,588,818)
   Increase in net unrealized depreciation          (2,198,174,783)    (890,695,172)
-----------------------------------------------------------------------------------
   Decrease in Net Assets From Operations           (2,285,840,165)    (986,755,926)
-----------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 6):
   Net proceeds from sale of shares                  2,567,285,879    5,916,581,894
   Cost of shares reacquired                        (1,372,401,474)  (3,668,992,126)
-----------------------------------------------------------------------------------
   Increase in Net Assets From Fund Share
     Transactions                                    1,194,884,405    2,247,589,768
-----------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                   (1,090,955,760)   1,260,833,842

NET ASSETS:
   Beginning of year                                 5,855,113,445    4,594,279,603
-----------------------------------------------------------------------------------
   End of year*                                    $ 4,764,157,685  $ 5,855,113,445
-----------------------------------------------------------------------------------
* Includes accumulated net investment loss of:             $(3,199)         $(3,244)
-----------------------------------------------------------------------------------


                      See Notes to Financial Statements.


15 Smith Barney Aggressive Growth Fund Inc. | 2002 Annual Report to Shareholders

 NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies

The Smith Barney Aggressive Growth Fund Inc. ("Fund"), a Maryland corporation is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities for which no sales price was reported and U.S. government and agency obligations are valued at the bid price. Investments in securities for which market quotations are not available are valued at fair value as determined in good faith by the Board of Directors; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis; (e) gains or losses on the sale of securities are calculated by using the specific identification method;
(f) direct expenses are charged to each class; investment advisory fees and general Fund expenses are allocated on the basis of relative net assets by class; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (i) the accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (j) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At August 31, 2002, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of accumulated net investment loss amounting to $74,126,260 was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this adjustment; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Investment Advisory Agreement, Administration Agreement and Other
   Transactions

Smith Barney Fund Management LLC ("SBFM"), a subsidiary of Salomon Smith Barney Holdings Inc., which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment adviser to the Fund. The Fund pays SBFM an advisory fee calculated at an annual rate of 0.60% of the average daily net assets. This fee is calculated daily and paid monthly.

SBFM also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets. This fee is calculated daily and paid monthly.

Citicorp Trust Bank, fsb. ("CTB"), formerly known as Travelers Bank & Trust, fsb., another subsidiary of Citigroup, acts as the Fund's transfer agent. PFPC Global Fund Services ("PFPC") and Primerica Shareholder Services ("PSS") act as the Fund's sub-transfer agents. CTB receives account fees and asset-based fees that vary according to the size and type of account. PFPC and PSS are responsible for shareholder recordkeeping and financial processing for all shareholder accounts and are paid by CTB. For the year ended August 31, 2002, the Fund paid transfer agent fees of $4,736,770 to CTB.

Salomon Smith Barney Inc. ("SSB") and PFS Distributors, Inc., both of which are subsidiaries of Citigroup, act as the Fund's distributors. In addition, SSB and certain other broker-dealers continue to sell Fund shares to the public as members of the selling group. For the year ended August 31, 2002, SSB and its affiliates received $47,125 in brokerage commissions.


16 Smith Barney Aggressive Growth Fund Inc. | 2002 Annual Report to Shareholders

There are maximum initial sales charges of 5.00% and 1.00% for Class A and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs within one year from initial purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended August 31, 2002, SSB and its affiliates received sales charges of approximately $18,684,477 and $5,176,000 on sales of the Fund's Class A and L shares, respectively. In addition, for the year ended August 31, 2002 CDSCs paid to SSB and its affiliates were approximately:

      Class A   Class B   Class L
----------------------------------
CDSCs $119,000 $5,135,410 $520,000
----------------------------------

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to its Class A, B and L shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to Class B and L shares calculated at the annual rate of 0.75% of the average daily net assets of each class, respectively. For the year ended August 31, 2002, total Distribution Plan fees were as follows:

                        Class A     Class B     Class L
---------------------------------------------------------
Distribution Plan Fees $4,949,065 $18,846,275 $13,226,346
---------------------------------------------------------

All officers and one Director of the Fund are employees of Citigroup or its affiliates.

3. Investments

During the year ended August 31, 2002, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

                            ------------------------
                            Purchases $1,321,061,207
                            ------------------------
                            Sales         33,920,696
                            ------------------------

At August 31, 2002, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

----------------------------------------------
Gross unrealized appreciation $ 1,309,335,647
Gross unrealized depreciation  (1,984,927,754)
----------------------------------------------
Net unrealized depreciation   $  (675,592,107)
----------------------------------------------

4. Repurchase Agreements

The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day), at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.


17 Smith Barney Aggressive Growth Fund Inc. | 2002 Annual Report to Shareholders

5. Lending of Portfolio Securities

The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations. Fees earned by the Fund on securities lending are recorded as interest income. Loans of securities by the Fund are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At August 31, 2002, the Fund did not have any securities on loan.

6. Capital Shares

At August 31, 2002, the Fund had 100 million shares of capital stock authorized with a par value of $0.01 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

                                Year Ended                  Year Ended
                             August 31, 2002              August 31, 2001
                        -------------------------  ----------------------------
                          Shares        Amount        Shares         Amount
--------------------------------------------------------------------------------
Class A
Shares sold             10,671,514  $ 882,280,737   35,503,948  $ 3,572,135,580
Shares reacquired       (5,688,825)  (432,856,514) (29,821,987)  (3,019,375,998)
--------------------------------------------------------------------------------
Net Increase             4,982,689  $ 449,424,223    5,681,961  $   552,759,582
--------------------------------------------------------------------------------
Class B
Shares sold             10,232,684  $ 784,822,603   11,090,064  $ 1,021,270,965
Shares reacquired       (5,606,861)  (390,872,960)  (3,139,116)    (285,042,647)
--------------------------------------------------------------------------------
Net Increase             4,625,823  $ 393,949,643    7,950,948  $   736,228,318
--------------------------------------------------------------------------------
Class L
Shares sold              7,571,927  $ 590,086,307    9,994,022  $   927,783,047
Shares reacquired       (3,960,291)  (274,777,079)  (1,584,507)    (143,295,349)
--------------------------------------------------------------------------------
Net Increase             3,611,636  $ 315,309,228    8,409,515  $   784,487,698
--------------------------------------------------------------------------------
Class Y
Shares sold              2,739,467  $ 226,588,674    2,026,077  $   202,593,363
Shares reacquired       (2,090,647)  (171,688,278)  (1,831,052)    (184,389,873)
--------------------------------------------------------------------------------
Net Increase               648,820  $  54,900,396      195,025  $    18,203,490
--------------------------------------------------------------------------------
Class Z
Shares sold                966,679  $  83,507,558    1,845,286  $   192,798,939
Shares reacquired       (1,415,294)  (102,206,643)    (373,508)     (36,888,259)
--------------------------------------------------------------------------------
Net Increase (Decrease)   (448,615) $ (18,699,085)   1,471,778  $   155,910,680
--------------------------------------------------------------------------------

7. Capital Loss Carryforward

At August 31, 2002, for federal income tax purposes, the unused capital loss carryforward available to offset future capital gains is $42,260,000, expiring on August 31, 2010. To the extent that this capital carryforward loss is used to offset capital gains, it is probable that the gains so offset will not be distributed.


18 Smith Barney Aggressive Growth Fund Inc. | 2002 Annual Report to Shareholders

 FINANCIAL HIGHLIGHTS


For a share of each class of capital stock outstanding throughout each year ended August 31, unless otherwise noted:

Class A Shares                              2002/(1)/    2001/(1)/   2000/(1)/ 1999/(1)/    1998
---------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year           $91.46      $110.53      $ 67.73    $33.78    $41.80
---------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment loss                          (0.71)       (0.79)       (0.59)    (0.48)    (0.42)
 Net realized and unrealized gain (loss)     (28.51)      (18.28)       44.11     35.31     (5.64)
---------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations          (29.22)      (19.07)       43.52     34.83     (6.06)
---------------------------------------------------------------------------------------------------
Less Distributions From:
 Net realized gains                              --           --        (0.72)    (0.88)    (1.96)
---------------------------------------------------------------------------------------------------
Total Distributions                              --           --        (0.72)    (0.88)    (1.96)
---------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                 $62.24      $ 91.46      $110.53    $67.73    $33.78
---------------------------------------------------------------------------------------------------
Total Return                                 (31.95)%     (17.25)%      64.91%   104.42%   (15.16)%
---------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)           $1,638,513   $1,951,997   $1,731,025  $690,142  $296,376
---------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                      1.21%        1.17%        1.14%     1.18%     1.21%
 Net investment loss                          (0.88)       (0.80)       (0.66)    (0.89)    (0.97)
---------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                           1%           0%           1%        8%        7%
---------------------------------------------------------------------------------------------------

Class B Shares                              2002/(1)/    2001/(1)/   2000/(1)/ 1999/(1)/    1998
---------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year           $84.73      $103.24      $ 63.82    $32.12    $40.17
---------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment loss                          (1.26)       (1.48)       (1.23)    (0.87)    (0.66)
 Net realized and unrealized gain (loss)     (26.28)      (17.03)       41.37     33.45     (5.43)
---------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations          (27.54)      (18.51)       40.14     32.58     (6.09)
---------------------------------------------------------------------------------------------------
Less Distributions From:
 Net realized gains                              --           --        (0.72)    (0.88)    (1.96)
---------------------------------------------------------------------------------------------------
Total Distributions                              --           --        (0.72)    (0.88)    (1.96)
---------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                 $57.19      $ 84.73      $103.24    $63.82    $32.12
---------------------------------------------------------------------------------------------------
Total Return                                 (32.50)%     (17.93)%      63.58%   102.78%   (15.90)%
---------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)           $1,542,166   $1,892,775   $1,485,305  $470,141  $185,808
---------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                      2.03%        1.99%        1.94%     2.00%     2.02%
 Net investment loss                          (1.70)       (1.62)       (1.47)    (1.70)    (1.78)
---------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                           1%           0%           1%        8%        7%
---------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.


19 Smith Barney Aggressive Growth Fund Inc. | 2002 Annual Report to Shareholders

For a share of each class of capital stock outstanding throughout each year ended August 31, unless otherwise noted:

Class L Shares                              2002/(1)/    2001/(1)/ 2000/(1)/ 1999/(1)/ 1998/(2)/
------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year           $85.03      $103.54    $ 63.99    $32.19   $40.22
------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment loss                          (1.20)       (1.44)     (1.24)    (0.84)   (0.68)
 Net realized and unrealized gain (loss)     (26.39)      (17.07)     41.51     33.52    (5.39)
------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations          (27.59)      (18.51)     40.27     32.68    (6.07)
------------------------------------------------------------------------------------------------
Less Distributions From:
 Net realized gains                              --           --      (0.72)    (0.88)   (1.96)
------------------------------------------------------------------------------------------------
Total Distributions                              --           --      (0.72)    (0.88)   (1.96)
------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                 $57.44      $ 85.03    $103.54    $63.99   $32.19
------------------------------------------------------------------------------------------------
Total Return                                 (32.45)%     (17.88)%    63.62%   102.87%  (15.80)%
------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)           $1,076,490   $1,286,431   $695,844  $161,784  $65,312
------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                      1.95%        1.94%      1.94%     1.94%    1.97%
 Net investment loss                          (1.62)       (1.57)     (1.46)    (1.64)   (1.73)
------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                           1%           0%         1%        8%       7%
------------------------------------------------------------------------------------------------

Class Y Shares                              2002/(1)/    2001/(1)/ 2000/(1)/ 1999/(1)/   1998
------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year           $93.38      $112.46    $ 68.69    $34.13   $42.07
------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment loss                          (0.41)       (0.45)     (0.30)    (0.29)   (0.25)
 Net realized and unrealized gain (loss)     (29.16)      (18.63)     44.79     35.73    (5.73)
------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations          (29.57)      (19.08)     44.49     35.44    (5.98)
------------------------------------------------------------------------------------------------
Less Distributions From:
 Net realized gains                              --           --      (0.72)    (0.88)   (1.96)
------------------------------------------------------------------------------------------------
Total Distributions                              --           --      (0.72)    (0.88)   (1.96)
------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                 $63.81      $ 93.38    $112.46    $68.69   $34.13
------------------------------------------------------------------------------------------------
Total Return                                 (31.67)%     (16.97)%    65.42%   105.15%  (14.86)%
------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)             $178,134     $200,116   $219,074  $172,385  $89,675
------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                      0.82%        0.82%      0.82%     0.82%    0.85%
 Net investment loss                          (0.49)       (0.45)     (0.34)    (0.53)   (0.62)
------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                           1%           0%         1%        8%       7%
------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) On June 12, 1998, Class C shares were renamed Class L shares.



20 Smith Barney Aggressive Growth Fund Inc. | 2002 Annual Report to Shareholders

For a share of each class of capital stock outstanding throughout each year ended August 31, unless otherwise noted:

Class Z Shares                           2002/(1)/  2001/(1)/  2000/(1)/ 1999/(1)/   1998
--------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year         $94.67    $114.01    $ 69.63    $34.58   $42.60
--------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment loss                        (0.42)     (0.46)     (0.32)    (0.30)   (0.28)
 Net realized and unrealized gain (loss)   (29.57)    (18.88)     45.42     36.23    (5.78)
--------------------------------------------------------------------------------------------
Total Income (Loss) From Operations        (29.99)    (19.34)     45.10     35.93    (6.06)
--------------------------------------------------------------------------------------------
Less Distributions From:
 Net realized gains                            --         --      (0.72)    (0.88)   (1.96)
--------------------------------------------------------------------------------------------
Total Distributions                            --         --      (0.72)    (0.88)   (1.96)
--------------------------------------------------------------------------------------------
Net Asset Value, End of Year               $64.68    $ 94.67    $114.01    $69.63   $34.58
--------------------------------------------------------------------------------------------
Total Return                               (31.68)%   (16.96)%    65.42%   105.20%  (14.86)%
--------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)           $328,855   $523,794   $463,032  $169,905  $42,155
--------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                    0.82%      0.82%      0.83%     0.82%    0.85%
 Net investment loss                        (0.49)     (0.45)     (0.35)    (0.51)   (0.62)
--------------------------------------------------------------------------------------------
Portfolio Turnover Rate                         1%         0%         1%        8%       7%
--------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.



21 Smith Barney Aggressive Growth Fund Inc. | 2002 Annual Report to Shareholders

 INDEPENDENT AUDITORS' REPORT

The Shareholders and Board of Directors of
Smith Barney Aggressive Growth Fund Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Smith Barney Aggressive Growth Fund Inc. ("Fund") as of August 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2002, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of August 31, 2002, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                                    /s/ KPMG LLP

New York, New York
October 11, 2002

22 Smith Barney Aggressive Growth Fund Inc. | 2002 Annual Report to Shareholders

 ADDITIONAL INFORMATION (UNAUDITED)


Information about Directors and Officers

The business and affairs of the Smith Barney Aggressive Growth Fund Inc. ("Fund") are managed under the direction of the Fund's Board of Directors. Information pertaining to the Directors and officers of the Fund is set forth below. The Statement of Additional Information includes additional information about the Fund's Company Directors and is available, without charge, upon request by calling Citicorp Trust Bank, fsb. at 1-800-451-2010 or Primerica Shareholder Services at 1-800-544-5445.

                                                                                            Number of
                                        Term of                                            Portfolio's
                                      Office* and                Principal                 in the Fund     Other
                          Position(s)  Length of               Occupation(s)                 Complex   Directorships
                           Held with     Time                   During Past                 Overseen      Held by
Name, Address and Age        Fund       Served                  Five Years                 by Director   Director
--------------------------------------------------------------------------------------------------------------------
NON-INTERESTED DIRECTORS:

Paul Ades                  Director      Since    Law Firm of Paul R. Ades PLLC;               16          None
Paul R. Ades, PLLC                        1994    Partner in Law Firm of Murov &
181 West Main Street,                             Ades, Esq.
 Suite C
Babylon, NY 11702
Age 61

Herbert Barg               Director      Since    Retired                                      44          None
1460 Drayton Lane                         1994
Wynewood, PA 19096
Age 78

Dwight B. Crane            Director      Since    Professor, Harvard Business School           50          None
Harvard Business School                   1981
Soldiers Field
Morgan Hall #375
Boston, MA 02163
Age 64

Frank G. Hubbard           Director      Since    President of Avatar International, Inc.;     16          None
Avatar International,                     1993    Partner S&S Industries
 Inc.
87 Whittredge Road
Summit, NJ 07901
Age 64

Jerome H. Miller           Director      Since    Retired                                      16          None
27 Hemlock Road                           1998
Manhasset, NY 11030
Age 63

Ken Miller                 Director      Since    President of Young Stuff                     16          None
Young Stuff Apparel                       1994    Apparel Group Inc.
 Group Inc.
1407 Broadway
6th Floor
Suite 610
New York, NY 10018
Age 60

INTERESTED DIRECTORS:

R. Jay Gerken              Chairman,     Since    Managing Director of Salomon Smith           52          None
SSB                        President      2002    Barney Inc. ("SSB")
125 Broad Street           and Chief
9th Floor                  Executive
New York, NY 10004         Officer
Age 51

--------
* Each Director and officer serves until his or her respective successor has been duly elected and qualified.

23 Smith Barney Aggressive Growth Fund Inc. | 2002 Annual Report to Shareholders

                                                                                                   Number of
                                           Term of                                                Portfolio's
                                         Office* and                  Principal                   in the Fund     Other
                           Position(s)    Length of                 Occupation(s)                   Complex   Directorships
                            Held with       Time                     During Past                   Overseen      Held by
Name, Address and Age         Fund         Served                    Five Years                   by Director   Director
---------------------------------------------------------------------------------------------------------------------------
OFFICERS:

Lewis E. Daidone         Senior Vice        Since    Managing Director of SSB;                        N/A          N/A
SSB                      President and      1993     Chief Financial Officer of
125 Broad Street         Chief                       Smith Barney Mutual Funds;
11th Floor               Administrative              Director and Senior Vice
New York, NY 10004       Officer                     President of Smith Barney
Age 44                                               Fund Management LLC
                                                     ("SBFM") and Travelers
                                                     Investment Advisors, Inc.
                                                     ("TIA")

Richard L. Peteka        Chief Financial    Since    Director and Head of Internal                    N/A          N/A
SSB                      Officer and        2002     Control for Citigroup Asset
125 Broad Street         Treasurer                   Management U.S. Mutual
11th Floor                                           Fund Administration from
New York, NY 10004                                   1999-2002; Vice President,
Age 40                                               Head of Mutual Fund
                                                     Administration and Treasurer
                                                     at Oppenheimer Capital from
                                                     1996-1999

Richard A. Freeman       Vice President     Since    Managing Director of SSB                         N/A          N/A
SSB                      and                1983     and Investment Officer of
333 West 34th St.        Investment                  SBFM
New York, NY 10001       Officer
Age 49

Kaprel Ozsolak           Controller         Since    Vice President of SSB                            N/A          N/A
SSB                                         2002
125 Broad Street
9th Floor
New York, NY 10004
Age 36

Christina T. Sydor       Secretary          Since    Managing Director of SSB;                        N/A          N/A
SSB                                         1993     General Counsel and
300 First Stamford Place                             Secretary of SBFM and TIA
4th Floor
Stamford, CT 06902
Age 51

--------
* Each Director and officer serves until his or her respective successor has been duly elected and qualified.

24 Smith Barney Aggressive Growth Fund Inc. | 2002 Annual Report to Shareholders

                                 SMITH BARNEY
                          AGGRESSIVE GROWTH FUND INC.



         DIRECTORS                    INVESTMENT ADVISER
         Paul R. Ades                 AND ADMINISTRATOR
         Herbert Barg                 Smith Barney Fund Management LLC
         Dwight B. Crane
         R. Jay Gerken, Chairman      DISTRIBUTORS
         Frank Hubbard                Salomon Smith Barney Inc.
         Jerome Miller                PFS Distributors, Inc.
         Ken Miller
         John F. White, Emeritus      CUSTODIAN
                                      State Street Bank and
         OFFICERS                       Trust Company
         R. Jay Gerken
         President and                TRANSFER AGENT
         Chief Executive Officer      Citicorp Trust Bank, fsb.
                                      125 Broad Street, 11th Floor
         Lewis E. Daidone             New York, New York 10004
         Senior Vice President and
         Chief Administrative Officer SUB-TRANSFER AGENTS
                                      PFPC Global Fund Services
         Richard L. Peteka            P.O. Box 9699
         Chief Financial Officer      Providence, Rhode Island
         and Treasurer                02940-9699

         Richard A. Freeman           Primerica Shareholder Services
         Vice President and           P.O. Box 9662
         Investment Officer           Providence, Rhode Island
                                      029460-9662
         Kaprel Ozsolak
         Controller

         Christina T. Sydor
         Secretary

   Smith Barney Aggressive Growth Fund Inc.





 This report is submitted for the general information of shareholders of Smith Barney Aggressive Growth Fund Inc., but it may also be used as sales literature when preceded or accompanied by a current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after November 30, 2002, this report must be accompanied by performance information for the most recently completed calendar quarter.

 SMITH BARNEY AGGRESSIVE GROWTH FUND INC.
 Smith Barney Mutual Funds
 125 Broad Street
 10th Floor, MF-2
 New York, New York 10004

 For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

 www.smithbarney.com/mutualfunds


[LOGO] SalomonSmithBarney
       A member of citigroup

 Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

 FD0433 10/02                                                            02-3973